FIRST AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                      RIO VISTA OPERATING PARTNERSHIP L.P.

                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     Section 1.1     Definitions. . . . . . . . . . . . . . . . . . . . . . . .1
     Section 1.2     Construction . . . . . . . . . . . . . . . . . . . . . . .9

ARTICLE II     ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 2.1     Formation. . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 2.2     Name . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 2.3     Registered Office; Registered Agent; Principal Office;
                     Other Offices. . . . . . . . . . . . . . . . . . . . . . 10
     Section 2.4     Purpose and Business . . . . . . . . . . . . . . . . . . 10
     Section 2.5     Powers . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Section 2.6     Power of Attorney. . . . . . . . . . . . . . . . . . . . 11
     Section 2.7     Term . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 2.8     Title to Partnership Assets. . . . . . . . . . . . . . . 12

ARTICLE III     RIGHTS OF LIMITED PARTNERS. . . . . . . . . . . . . . . . . . 13
     Section 3.1     Limitation of Liability. . . . . . . . . . . . . . . . . 13
     Section 3.2     Management of Business . . . . . . . . . . . . . . . . . 13
     Section 3.3     Outside Activities of the Limited Partners . . . . . . . 13
     Section 3.4     Rights of Limited Partners . . . . . . . . . . . . . . . 13

ARTICLE IV     TRANSFERS OF PARTNERSHIP INTERESTS . . . . . . . . . . . . . . 14
     Section 4.1     Transfer Generally . . . . . . . . . . . . . . . . . . . 14
     Section 4.2     Transfer of General Partner's General Partner
                     Interest . . . . . . . . . . . . . . . . . . . . . . . . 15
     Section 4.3     Transfer of a Limited Partner's Partnership Interest . . 15
     Section 4.4     Restrictions on Transfers. . . . . . . . . . . . . . . . 15

ARTICLE V     CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS . . 16
     Section 5.1     Initial Contributions. . . . . . . . . . . . . . . . . . 16
     Section 5.2     Contributions Pursuant to the Contribution Agreement . . 16
     Section 5.3     Additional Capital Contributions . . . . . . . . . . . . 16
     Section 5.4     Interest and Withdrawal. . . . . . . . . . . . . . . . . 16
     Section 5.5     Capital Accounts . . . . . . . . . . . . . . . . . . . . 17


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                                TABLE OF CONTENTS
                                  (continued)

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     Section 5.6     Loans from Partners. . . . . . . . . . . . . . . . . . . 19
     Section 5.7     Issuances of Additional Partnership Securities . . . . . 19
     Section 5.8     Limited Preemptive Rights. . . . . . . . . . . . . . . . 20
     Section 5.9     Fully Paid and Non-Assessable Nature of Limited
                     Partner Interests. . . . . . . . . . . . . . . . . . . . 20

ARTICLE VI     ALLOCATIONS AND DISTRIBUTIONS. . . . . . . . . . . . . . . . . 21
     Section 6.1     Allocations for Capital Account Purposes . . . . . . . . 21
     Section 6.2     Allocations for Tax Purposes . . . . . . . . . . . . . . 24
     Section 6.3     Distributions. . . . . . . . . . . . . . . . . . . . . . 26

ARTICLE VII     MANAGEMENT AND OPERATION OF BUSINESS. . . . . . . . . . . . . 27
     Section 7.1     Management . . . . . . . . . . . . . . . . . . . . . . . 27
     Section 7.2     Certificate of Limited Partnership . . . . . . . . . . . 29
     Section 7.3     Restrictions on the General Partner's Authority. . . . . 29
     Section 7.4     Reimbursement of the General Partner . . . . . . . . . . 30
     Section 7.5     Outside Activities . . . . . . . . . . . . . . . . . . . 30
     Section 7.6     Loans from the General Partner; Loans or
                     Contributions from the Partnership; Contracts
                     with Affiliates; Certain Restrictions on the General
                     Partner. . . . . . . . . . . . . . . . . . . . . . . . . 31
     Section 7.7     Indemnification. . . . . . . . . . . . . . . . . . . . . 33
     Section 7.8     Liability of Indemnitees . . . . . . . . . . . . . . . . 35
     Section 7.9     Resolution of Conflicts of Interest. . . . . . . . . . . 35
     Section 7.10    Other Matters Concerning the General Partner . . . . . . 37
     Section 7.11    Reliance by Third Parties. . . . . . . . . . . . . . . . 37

ARTICLE VIII     BOOKS, RECORDS AND ACCOUNTING. . . . . . . . . . . . . . . . 38
     Section 8.1     Records and Accounting . . . . . . . . . . . . . . . . . 38
     Section 8.2     Fiscal Year. . . . . . . . . . . . . . . . . . . . . . . 38

ARTICLE IX     TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . 38
     Section 9.1     Tax Returns and Information. . . . . . . . . . . . . . . 38
     Section 9.2     Tax Elections. . . . . . . . . . . . . . . . . . . . . . 39
     Section 9.3     Tax Controversies. . . . . . . . . . . . . . . . . . . . 39
     Section 9.4     Withholding. . . . . . . . . . . . . . . . . . . . . . . 39

ARTICLE X     ADMISSION OF PARTNERS . . . . . . . . . . . . . . . . . . . . . 39


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                                TABLE OF CONTENTS
                                  (continued)

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     Section 10.1    Admission of Partners. . . . . . . . . . . . . . . . . . 39
     Section 10.2    Admission of Substituted Limited Partner . . . . . . . . 40
     Section 10.3    Admission of Additional Limited Partners . . . . . . . . 40
     Section 10.4    Admission of Successor or Transferee General Partner . . 40
     Section 10.5    Amendment of Agreement and Certificate of Limited
                     Partnership. . . . . . . . . . . . . . . . . . . . . . . 41

ARTICLE XI     WITHDRAWAL OR REMOVAL OF PARTNERS. . . . . . . . . . . . . . . 41
     Section 11.1    Withdrawal of the General Partner. . . . . . . . . . . . 41
     Section 11.2    Removal of the General Partner . . . . . . . . . . . . . 42
     Section 11.3    Interest of Departing Partner. . . . . . . . . . . . . . 43
     Section 11.4    Withdrawal of a Limited Partner. . . . . . . . . . . . . 43

ARTICLE XII     DISSOLUTION AND LIQUIDATION . . . . . . . . . . . . . . . . . 43
     Section 12.1    Dissolution. . . . . . . . . . . . . . . . . . . . . . . 43
     Section 12.2    Continuation of the Business of the Partnership After
                     Dissolution. . . . . . . . . . . . . . . . . . . . . . . 44
     Section 12.3    Liquidator . . . . . . . . . . . . . . . . . . . . . . . 45
     Section 12.4    Liquidation. . . . . . . . . . . . . . . . . . . . . . . 45
     Section 12.5    Cancellation of Certificate of Limited Partnership . . . 46
     Section 12.6    Return of Contributions. . . . . . . . . . . . . . . . . 46
     Section 12.7    Waiver of Partition. . . . . . . . . . . . . . . . . . . 46
     Section 12.8    Capital Account Restoration. . . . . . . . . . . . . . . 46

ARTICLE XIII     AMENDMENT OF PARTNERSHIP AGREEMENT . . . . . . . . . . . . . 47
     Section 13.1    Amendment to be Adopted Solely by the General
                     Partner. . . . . . . . . . . . . . . . . . . . . . . . . 47
     Section 13.2    Amendment Procedures . . . . . . . . . . . . . . . . . . 48

ARTICLE XIV     MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
     Section 14.1    Authority. . . . . . . . . . . . . . . . . . . . . . . . 48
     Section 14.2    Procedure for Merger or Consolidation. . . . . . . . . . 48
     Section 14.3    Approval by Limited Partners of Merger or
                     Consolidation. . . . . . . . . . . . . . . . . . . . . . 49
     Section 14.4    Certificate of Merger. . . . . . . . . . . . . . . . . . 50
     Section 14.5    Effect of Merger . . . . . . . . . . . . . . . . . . . . 50

ARTICLE XV     GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 51
     Section 15.1    Addresses and Notices. . . . . . . . . . . . . . . . . . 51


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                                TABLE OF CONTENTS
                                  (continued)

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     Section 15.2    Further Action . . . . . . . . . . . . . . . . . . . . . 51
     Section 15.3    Binding Effect . . . . . . . . . . . . . . . . . . . . . 51
     Section 15.4    Integration. . . . . . . . . . . . . . . . . . . . . . . 51
     Section 15.5    Creditors. . . . . . . . . . . . . . . . . . . . . . . . 51
     Section 15.6    Waiver . . . . . . . . . . . . . . . . . . . . . . . . . 51
     Section 15.7    Counterparts . . . . . . . . . . . . . . . . . . . . . . 51
     Section 15.8    Applicable Law . . . . . . . . . . . . . . . . . . . . . 52
     Section 15.9    Invalidity of Provisions . . . . . . . . . . . . . . . . 52
     Section 15.10   Consent of Partners. . . . . . . . . . . . . . . . . . . 52

                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      RIO VISTA OPERATING PARTNERSHIP L.P.

     This FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of RIO VISTA OPERATING PARTNERSHIP L.P., dated as of September 16, 2004 (this "Agreement"), is entered into by and between Rio Vista Operating GP LLC, a
 ---------
Delaware limited liability company, as the General Partner, Penn Octane Corporation, a Delaware corporation, and, upon consummation of the transactions contemplated under Section 5.2 of this Agreement, Rio Vista Energy Partners
                     ------------
L.P., a Delaware limited partnership, as the Limited Partners, together with any other Persons who hereafter become Partners in the Partnership or parties hereto as provided herein. This Agreement amends and restates the Agreement of Limited Partnership of the Partnership dated July, 10, 2003, in its entirety.

                                    ARTICLE I

                                   DEFINITIONS

     Section  1.1     Definitions.  The  following  definitions shall be for all
                      -----------
purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the MLP Agreement.

     "Additional  Limited Partner" means a Person admitted to the Partnership as
      ---------------------------
a  Limited  Partner  pursuant to Section 10.3 and who is s such on the books and
                                  -----------
records  of  the  Partnership.

     "Adjusted  Capital  Account"  means the Capital Account maintained for each
      --------------------------
Partner as of the end of each fiscal year of the Partnership, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such fiscal year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such fiscal year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 6.1(d)(i)
                                                               -----------------
or 6.1(d)(ii)). The foregoing definition of Adjusted Capital Account is intended
-------------
to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The "Adjusted Capital Account" of a Partner in respect of a General Partner Interest or any other specified interest in the Partnership shall be the amount that such Adjusted Capital Account would be if such General Partner Interest or other interest in the Partnership were the only interest in the Partnership held by such Partner from and after the date on which such General Partner Interest or other interest in the Partnership was first issued.

     "Adjusted Property" means any property the Carrying Value of which has been
      -----------------
adjusted  pursuant  to  Section  5.5(d)(i)  or  5.5(d)(ii).
                        ----------------------------------

     "Affiliate"  means,  with  respect  to  any  Person,  any other Person that
      ---------
directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agreed Allocation" means any allocation, other than a Required Allocation,
      -----------------
of  an  item  of  income,  gain, loss or deduction pursuant to the provisions of
Section  6.1,  including,  without  limitation,  a  Curative  Allocation  (if
------------
appropriate  to  the  context  in  which  the term "Agreed Allocation" is used).

     "Agreed  Value"  of any Contributed Property means the fair market value of
      -------------
such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. The General Partner shall, in its discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

     "Agreement"  means  this  Agreement  of  Limited  Partnership  of Rio Vista
      ---------
Operating Partnership L.P., as it may be amended, supplemented restated from time to time.

     "Assets" means all assets conveyed, contributed or otherwise transferred to
      ------
the  Partnership  Group  pursuant  to  the  Contribution  Agreement.

     "Assignee"  means  a  Person  to whom one or more Limited Partner Interests
      --------
have been transferred in a manner permitted under this Agreement, but who has not been admitted as a Substituted Limited.

     "Associate"  means,  when  used to indicate a relationship with any Person,
      ---------
(a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

     "Available  Cash"  means,  with  respect to any Quarter ending prior to the
      ---------------
Liquidation  Date:

          (a) the sum of (i) all cash and cash equivalents of the Partnership on hand at the end of such Quarter, and (ii) all additional cash and cash equivalents of the Partnership on hand on the date of determination of Available Cash with respect to such Quarter resulting from Working Capital Borrowings made subsequent to the end of such Quarter, less

          (b) the amount of any cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Partnership (including reserves for future capital expenditures and for anticipated future credit needs of the Partnership) subsequent to such Quarter, (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions under Section
6.4 or 6.5 of the MLP Agreement in respect of any one or more of the next four Quarters; provided, however, that the General Partner may not establish cash reserves pursuant to (iii) above if the effect of such reserves would be that the MLP is unable to distribute the Minimum Quarterly Distribution on all Common Units, plus any Cumulative Common Unit Arrearage on all Common Units, with respect to such Quarter; and, provided further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the General Partner so determines.

     Notwithstanding the foregoing, "Available Cash" with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

     "Book-Tax Disparity" means with respect to any item of Contributed Property
      ------------------
or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section
                                                                         -------
5.5 and  the  hypothetical balance of such Partner's Capital Account computed as
---
if it had been maintained strictly in accordance with federal income tax accounting principles.

     "Capital  Account"  means  the  capital  account  maintained  for a Partner
      ----------------
pursuant  to  Section  5.5  . The "Capital Account" of a Partner in respect of a
              ------------
General Partner Interest or any other Partnership Interest shall be the amount that such Capital Account would be if such General Partner Interest or other specified interest in the Partnership were the only interest in the Partnership held by such Partner from and after the date on which such General Partner Interest or other specified interest in the Partnership was first issued.

     "Capital  Contribution"  means any cash, cash equivalents or the Net Agreed
      ---------------------
Value of Contributed Property that a Partner contributes to the Partnership pursuant to this Agreement or the Contribution Agreement.

     "Carrying  Value"  means  (a)  with  respect to a Contributed Property, the
      ---------------
Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' and Assignees' Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.5(d)(i) and 5.5(d)(ii) and to reflect changes,
                  ------------------------------------
additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

     "Certificate  of  Limited  Partnership"  means  the  Certificate of Limited
      -------------------------------------
Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 7.2, as such Certificate of Limited
                              ------------
Partnership  may  be  amended,  supplemented  or  restated  from  time  to time.

     "Closing  Date" means the first date on which the Registration Statement is
      -------------
declared  effective  by  the  Commission.

     "Code"  means  the  Internal Revenue Code of 1986, as amended and in effect
      ----
from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

     "Commission"  means  the  United States Securities and Exchange Commission.
      ----------

     "Contributed  Property" means each property or other asset, in such form as
      ---------------------
may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.5(d), such property shall no longer constitute a
              ---------------
Contributed  Property,  but  shall  be  deemed  an  Adjusted  Property.

     "Contribution  Agreement"  means  that certain Contribution, Conveyance and
      -----------------------
Assumption Agreement among the Partnership, the MLP General Partner, the MLP, and Penn Octane Corporation, together with the additional conveyance documents and instruments contemplated or referenced thereunder.

     "Curative  Allocation"  means  any  allocation  of an item of income, gain,
      --------------------
deduction,  loss  or  credit  pursuant  to the provisions of Section 6.1(d)(ix).
                                                             ------------------

     "Delaware  Act" means the Delaware Revised Uniform Limited Partnership Act,
      -------------
6 Del. C. Section 17-101 et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

     "Departing  Partner"  means  a  former  General  Partner from and after the
      ------------------
effective date of any withdrawal or removal of such former General Partner pursuant to Section 11.1 or 11.2.
              -----------------------

     "Distribution"  means  the  distribution  of Common Units of the MLP to the
      ------------
stockholders of Penn Octane Corporation, as described in the Registration Statement.

     "Economic  Risk  of  Loss" has the meaning set forth in Treasury Regulation
      ------------------------
Section  1.752-2(a).

     "Event  of  Withdrawal"  has  the  meaning assigned to such term in Section
      ---------------------                                              -------
11.1(a).
-------

     "General  Partner"  means Rio Vista Operating GP LLC and its successors and
      ----------------
permitted  assigns  as  general  partner  of  the  Partnership.

     "General  Partner  Interest"  means  the  ownership interest of the General
      --------------------------
Partner in the Partnership (in its capacity as a general partner) and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.

     "Group  Member"  means  a  member  of  the  Partnership  Group.
      -------------

     "Indemnitee"  means (a) the General Partner, (b) any Departing Partner, (c)
      ----------
any Person who is or was an Affiliate of the General Partner or any Departing Partner, (d) any Person who is or was a member, partner, officer, director, employee, agent or trustee of any Group Member, the General Partner or any Departing Partner or any Affiliate of any Group Member, the General Partner or any Departing Partner, and (e) any Person who is or was serving at the request of the General Partner or any Departing Partner or any Affiliate of the General Partner or any Departing Partner as an officer, director, employee, member, partner, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

     "Limited Partner" means any Person that is admitted to the Partnership as a
      ---------------
limited partner pursuant to the terms and conditions of this Agreement; but the term "Limited Partner" shall not include any Person from and after the time such Person withdraws as a Limited Partner from the Partnership.

     "Limited  Partner  Interest"  means  the  ownership  interest  of a Limited
      --------------------------
Partner or Assignee in the Partnership and includes any and all benefits to which such Limited Partner or Assignee is entitled as provided in this Agreement, together with all obligations of such Limited Partner or Assignee to comply with the terms and provisions of this Agreement.

     "Liquidation  Date"  means  (a)  in the case of an event giving rise to the
      -----------------
dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period
                      ------------
during which the Partners have the right to elect to reconstitute the Partnership and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

     "Liquidator"  means  one or more Persons selected by the General Partner to
      ----------
perform  the  functions  described in Section 12.3 as liquidating trustee of the
                                      ------------
Partnership  within  the  meaning  of  the  Delaware  Act.

     "Merger  Agreement"  has the meaning assigned to such term in Section 14.1.
      -----------------                                            ------------

     "MLP" means Rio Vista Energy Partners L.P., a Delaware limited partnership.
      ---

     "MLP  Agreement"  means  the  Agreement of Limited Partnership of Rio Vista
      --------------
Energy Partners L.P., as it may be amended, supplemented or restated from time to time.

     "MLP  General Partner" means Rio Vista GP LLC, a Delaware limited liability
      --------------------
company  and  the  general  partner  of  the  MLP.

     "Net  Agreed Value" means, (a) in the case of any Contributed Property, the
      -----------------
Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to Section 5.5(d)(ii)) at the time such property is
                             -------------------
distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

     "Net  Income"  means,  for  any  taxable  year,  the excess, if any, of the
      -----------
Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 5.5(b) and shall
                                                        --------------
not  include  any  items  specially  allocated  under  Section  6.1(d).
                                                       ---------------

     "Net  Loss"  means,  for  any  taxable  year,  the  excess,  if any, of the
      ---------
Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year.

The items included in the calculation of Net Loss shall be determined in accordance with Section 5.5(b) and shall not include any items specially
                  ---------------
allocated  under  Section  6.1(d).
                  ---------------

     "Net  Termination  Gain" means, for any taxable year, the sum, if positive,
      ----------------------
of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Gain shall be determined in accordance with Section 5.5(b) and shall
                                                        --------------
not  include any items of income, gain or loss specially allocated under Section
                                                                         -------
6.1(d).
------

     "Net  Termination  Loss" means, for any taxable year, the sum, if negative,
      ----------------------
of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Loss shall be determined in accordance with Section 5.5(b) and shall
                                                        --------------
not  include any items of income, gain or loss specially allocated under Section
                                                                         -------
6.1(d).
------

     "Nonrecourse  Built-in  Gain"  means  with  respect  to  any  Contributed
      ---------------------------
Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 6.2(b)(i)(A), 6.2(b)(ii)(A) and
                                        ----------------------------------------
6.2(b)(iii) if such properties were disposed of in a taxable transaction in full
-----------
satisfaction  of  such  liabilities  and  for  no  other  consideration.

     "Nonrecourse  Deductions"  means  any  and  all items of loss, deduction or
      -----------------------
expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

     "Nonrecourse  Liability"  has  the meaning set forth in Treasury Regulation
      ----------------------
Section  1.752-1(a)(2).

     "OLP  Subsidiary"  means  a  Subsidiary  of  the  Partnership.
      ---------------

     "Omnibus  Agreement"  means that Omnibus Agreement, dated as of the Closing
      ------------------
Date, among the Partnership, Penn Octane Corporation, the MLP General Partner and the MLP.

     "Opinion of Counsel" means a written opinion of counsel (who may be regular
      ------------------
counsel to the Partnership or the General Partner or any of its Affiliates) acceptable to the General Partner in its reasonable discretion.

     "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation
      ------------------------
Section  1.704-2(b)(4).

     "Partner  Nonrecourse  Debt  Minimum  Gain"  has  the  meaning set forth in
      -----------------------------------------
Treasury  Regulation  Section  1.704-2(i)(2).

     "Partner Nonrecourse Deductions" means any and all items of loss, deduction
      ------------------------------
or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

     "Partners"  means  the  General  Partner  and  the  Limited  Partners.
      --------

     "Partnership"  means  Rio  Vista  Operating  Partnership  L.P.,  a Delaware
      -----------
limited  partnership,  and  any  successors  thereto.

     "Partnership Group" means the Partnership and all OLP Subsidiaries, treated
      -----------------
as  a  single  consolidated  entity.

     "Partnership  Interest"  means  an  ownership  interest of a Partner in the
      ---------------------
Partnership, which shall include the General Partner Interest and the Limited Partner Interest(s).

     "Partnership  Minimum Gain" means that amount determined in accordance with
      -------------------------
the  principles  of  Treasury  Regulation  Section  1.704-2(d).

     "Partnership  Security" means any class or series of equity interest in the
      ---------------------
Partnership (but excluding any options, rights, warrants and appreciation rights relating to an equity interest in the Partnership).

     "Percentage  Interest"  means  the  percentage  interest in the Partnership
      --------------------
owned  by  each  Partner  upon completion of the transactions in Section 5.2 and
                                                                 -----------
shall  mean, (a) as to the General Partner, 0.10% and (b) as to the MLP, 99.90%.

     "Person"  means  an individual or a corporation, limited liability company,
      ------
partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

     "Quarter"  means,  unless  the context requires otherwise, a fiscal quarter
      -------
(or, with respect to the fiscal quarter during which the Closing Date occurs, the portion of such fiscal quarter remaining after the Closing Date) of the Partnership.

     "Recapture  Income"  means any gain recognized by the Partnership (computed
      -----------------
without  regard  to any adjustment required by Section 734 or Section 743 of the
Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

     "Registration  Statement" means the Registration Statement on Form 10 (File
      -----------------------
No. 0-50394 as it has been or as it may be amended or supplemented from time to time, filed by the MLP with the Commission under the Securities Act to register the distribution of the Common Units in the Distribution.

     "Required  Allocations"  means (a) any limitation imposed on any allocation
      ---------------------
of  Net  Losses or Net Termination Losses under Section 6.1(b) or 6.1(c)(ii) and
                                                --------------------------------
(b)  any  allocation  of  an item of income, gain, loss or deduction pursuant to
---
Section  6.1(d)(i),  6.1(d)(ii),  6.1(d)(iv),  6.1(d)(vii)  or  6.1(d)(ix).
--------------------------------------------------------------------------

     "Residual  Gain"  or "Residual Loss" means any item of gain or loss, as the
      --------------       -------------
case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or an Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.2(b)(i)(A) or 6.2(b)(ii)(A), respectively, to
                         -------------------------------------
eliminate  Book-Tax  Disparities.

     "Securities Act" means the Securities Act of 1933, as amended, supplemented
      --------------
or  restated  from  time  to  time  and  any  successor  to  such  statute.

     "Subsidiary"  means, with respect to any Person, (a) a corporation of which
      ----------
more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has
(i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

     "Substituted  Limited  Partner" means a Person who is admitted as a Limited
      -----------------------------
Partner to the Partnership pursuant to Section 10.2 in place of and with all the
                                       ------------
rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

     "Surviving  Business  Entity"  has  the  meaning  assigned  to such term in
      ---------------------------
Section  14.2(b).
----------------

     "transfer"  has  the  meaning  assigned  to  such  term  in Section 4.1(a).
      --------                                                   --------------

     "Unrealized  Gain"  attributable to any item of Partnership property means,
      ----------------
as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 5.5(d)) over
                                                            --------------
(b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date).
                            ---------------

     "Unrealized  Loss"  attributable to any item of Partnership property means,
      ----------------
as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to
Section  5.5(d) as of such date) over (b) the fair market value of such property
---------------
as  of  such  date  (as  determined  under  Section  5.5(d)).
                                            ---------------

     "U.S.  GAAP"  means  United States Generally Accepted Accounting Principles
      ----------
consistently  applied.

     "Withdrawal  Opinion  of  Counsel" has the meaning assigned to such term in
      --------------------------------
Section  11.1(b).
----------------

     "Working  Capital  Borrowings"  means  borrowings  used  solely for working
      ----------------------------
capital purposes or to pay distributions to Partners made pursuant to a credit facility or other arrangement to the extent such borrowings are required to be reduced to a relatively small amount each year (or for the year in which the Distribution is consummated, the 12-month period beginning on the Closing Date) for an economically meaningful period of time.

     Section  1.2     Construction.  Unless  the context requires otherwise: (a)
                      ------------
any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (b) references to Articles and Sections refer to Articles and Sections of this Agreement; and (c) the term "include" or "includes" means includes, without limitation, and "including" means including, without limitation.

                                   ARTICLE II

                                  ORGANIZATION

     Section 2.1     Formation.  Except as expressly provided to the contrary in
                     ---------
this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes and a Partner has no interest in specific Partnership property.

     Section  2.2     Name.  The  name  of  the  Partnership shall be "Rio Vista
                      ----
Operating Partnership L.P." The Partnership's business may be conducted under any other name or names deemed necessary or appropriate by the General Partner in its sole discretion, including the name of the General Partner. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner in its discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

     Section  2.3     Registered  Office;  Registered  Agent;  Principal Office;
                      ----------------------------------------------------------
Other  Offices.  Unless and until changed by the General Partner, the registered
--------------
office of the Partnership in the State of Delaware shall be located at 615 South DuPont Highway, Dover, DE 19901, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be Capitol Services, Inc. The principal office of the Partnership shall be located at 820 Gessner Road, Suite 1285, Houston, Texas 77024, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or appropriate. The address of the General Partner shall be 820 Gessner Road, Suite 1285, Houston, Texas 77024, or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

     Section  2.4     Purpose  and  Business.  The  purpose  and  nature  of the
                      ----------------------
business to be conducted by the Partnership shall be to (a) acquire, manage, operate and sell the Assets and any similar assets or properties now or hereafter acquired by the Partnership, (b) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that the Partnership is permitted to engage in, or any type of business or activity engaged in by the General Partner prior to the Closing Date and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, (c) engage directly in, or enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity; provided, however, that the General Partner reasonably determines, as of the date of the acquisition or commencement of such activity, that such activity (i) generates "qualifying income" (as such term is defined pursuant to Section 7704 of the Code) or (ii) enhances the operations of an activity of the Partnership that generates qualifying income, and (d) do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group
Member, the MLP or any Subsidiary of the MLP. The General Partner has no obligation or duty to the Partnership, the Limited Partners or the Assignees to propose or approve, and in its discretion may decline to propose or approve, the conduct by the Partnership of any business.

     Section  2.5     Powers.  The  Partnership shall be empowered to do any and
                      ------
all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.
              -----------

     Section  2.6     Power  of  Attorney.
                      -------------------

          (a) Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner and, if a Liquidator shall have been selected pursuant to Section 12.3, the Liquidator (and any successor to the Liquidator by
            ------------
merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

               (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements hereof or thereof) that the General Partner or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the General Partner or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article IV, X, XI or XII; (E) all certificates,
                               --------------------------
documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Interests issued pursuant hereto; and (F) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XIV; and
                                                               ------------

               (ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when required by any provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner and the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary
                                     ------------------
vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

     Nothing  contained in this Section 2.6(a) shall be construed as authorizing
                                --------------
the  General  Partner  to amend this Agreement except in accordance with Article
                                                                         -------
XIII  or  as  may  be  otherwise  expressly  provided  for  in  this  Agreement.
----

          (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

     Section  2.7     Term.  The  term  of  the  Partnership  commenced upon the
                      ----
filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the dissolution of the Partnership in accordance with the provisions of Article XII. The existence of the Partnership
                                   -----------
as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Act.

     Section  2.8     Title to Partnership Assets.  Title to Partnership assets,
                      ---------------------------
whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to any withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the General Partner. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

                                   ARTICLE III

                           RIGHTS OF LIMITED PARTNERS

     Section  3.1     Limitation  of  Liability.  The  Limited  Partners and the
                      -------------------------
Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

     Section 3.2     Management of Business.  No Limited Partner or Assignee, in
                     ----------------------
its capacity as such, shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of the General Partner or any officer, director, employee, manager, member, general partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, director, employee, manager, member, general partner, agent or trustee of a Group Member, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

     Section 3.3     Outside Activities of the Limited Partners.  Subject to the
                     ------------------------------------------
provisions  of  Article II and the Omnibus Agreement, which shall continue to be
                ----------
applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

     Section  3.4     Rights  of  Limited  Partners.
                      -----------------------------

          (a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.4(b), each Limited Partner
                                            --------------
shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon reasonable written demand and at such Limited Partner's own expense:

               (i) promptly after becoming available, to obtain a copy of the Partnership's federal, state and local income tax returns for each year;

               (ii) to have furnished to him a current list of the name and last known business, residence or mailing address of each Partner;

               (iii) to have furnished to him a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

               (iv) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and that each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

               (v) to obtain such other information regarding the affairs of the Partnership as is just and reasonable; and

               (vi) to obtain true and full information regarding the status of the business and financial condition of the Partnership.

          (b) The General Partner may keep confidential from the Limited Partners and Assignees, for such period of time as the General Partner deems reasonable, (i) any information that the General Partner reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the General Partner in good faith believes (A) is not in the best interests of the MLP or the Partnership Group, (B) could damage the MLP or the Partnership Group or (C) that any Group Member is required by law or by agreement with any third party to keep confidential (other than agreements with Affiliates of the Partnership the primary purpose of which is to circumvent the obligations set forth in this Section 3.4).
                                   ------------

                                   ARTICLE IV

                       TRANSFERS OF PARTNERSHIP INTERESTS

     Section  4.1     Transfer  Generally.
                      -------------------

          (a) The term "transfer," when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction by which a General Partner assigns its General Partner Interest to another Person who becomes the General Partner or by which the holder of a Limited Partner Interest assigns such Limited Partner Interest to another Person who is or becomes a Limited Partner (or an Assignee), and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise.

          (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article  IV.  Any  transfer  or purported transfer of a Partnership Interest not
-----------
made  in  accordance  with  this  Article  IV  shall  be  null  and  void.
                                  -----------

          (c) Nothing contained in this Agreement shall be construed to prevent a disposition by any member of the General Partner of any or all of the issued and outstanding member interests of the General Partner.

     Section 4.2     Transfer of General Partner's General Partner Interest.  No
                     ------------------------------------------------------
provision of this Agreement shall be construed to prevent (and the Limited Partners do hereby expressly consent to) (i) the transfer by the General Partner of all or a portion of its General Partner Interest to one or more Affiliates, which transferred General Partner Interest, to the extent not transferred to a successor General Partner, shall constitute a Limited Partner Interest or (ii) the transfer by the General Partner, in whole and not in part, of its General Partner Interest upon (a) its merger, consolidation or other combination into any other Person or the transfer by it of all or substantially all of its assets to another Person or (b) sale of all or substantially all of the membership interests of the General Partner by its members if, in the case of a transfer described in either clause (i) or (ii) of this sentence, the rights and duties of the General Partner with respect to the General Partner Interest so transferred are assumed by the transferee and the transferee agrees to be bound by the provisions of this Agreement; provided, however, that in either such case, the transferee is primarily controlled, directly or indirectly, by the MLP or the MLP General Partner or any Person primarily controlling, directly or indirectly, the MLP or the MLP General Partner; provided, further, that in either such case, such transferee furnishes to the Partnership an Opinion of Counsel that such merger, consolidation, combination, transfer or assumption will not result in a loss of limited liability of any Limited Partner or cause the Partnership to be taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed). In the case of a transfer pursuant to this Section 4.2 to a Person
                                                         -----------
proposed as a successor general partner of the Partnership, the transferee or successor (as the case may be) shall, subject to compliance with the terms of
Section  10.4, be admitted to the Partnership as the General Partner immediately
-------------
prior to the transfer of the Partnership Interest, and the business of the Partnership shall continue without dissolution.

     Section  4.3     Transfer  of  a Limited Partner's Partnership Interest.  A
                      ------------------------------------------------------
Limited Partner may transfer all, but not less than all, of its Partnership Interest as a Limited Partner in connection with the merger, consolidation or other combination of such Limited Partner with or into any other Person or the transfer by such Limited Partner of all or substantially all of its assets to another Person and, following any such transfer, such Person may become a Substituted Limited Partner pursuant to Article X. Except as set forth in the
                                          ---------
immediately preceding sentence, or in connection with any pledge of (or any related foreclosure on) a Partnership Interest of a Limited Partner solely for the purpose of securing, directly or indirectly, indebtedness of the Partnership or the MLP, a Limited Partner may not transfer all or any part of its Partnership Interest or withdraw from the Partnership.

     Section  4.4     Restrictions  on  Transfers.
                      ---------------------------

          (a)     Notwithstanding  the  other  provisions of this Article IV, no
                                                                  ----------
transfer of any Partnership Interest shall be made if such transfer would (i) violate the then applicable federal or state securities laws or the rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer, (ii) terminate the existence or qualification of the Partnership or the MLP under the laws of the jurisdiction of its formation or (iii) cause the Partnership or the MLP to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed).

          (b) The General Partner may impose restrictions on the transfer of Partnership Interests if a subsequent Opinion of Counsel determines that such restrictions are necessary to avoid a significant risk of the Partnership or the MLP becoming taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes. The restrictions may be imposed by making such amendments to this Agreement as the General Partner may determine to be necessary or appropriate to impose such restrictions.

                                    ARTICLE V

           CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

     Section 5.1     Initial Contributions.  In connection with the formation of
                     ---------------------
the Partnership under the Delaware Act, the General Partner purchased a 0.10% General Partner Interest for $1.00 and was admitted as General Partner, and Penn Octane Corporation purchased a 99.9% Limited Partner Interest in the Partnership for $999.00 and was admitted as a Limited Partner.

     Section  5.2     Contributions  Pursuant  to  the  Contribution  Agreement.
                      ---------------------------------------------------------

          (a) Pursuant to the Contribution Agreement, Penn Octane Corporation shall contribute to the Partnership all of its right, title and interest in the Assets as a Capital Contribution.

          (b) Penn Octane Corporation then, pursuant to the Contribution Agreement, shall contribute its 99.9% Limited Partner Interest in the Partnership to the MLP as a capital contribution.

          (c) Following the foregoing transactions, the General Partner will continue to own a 0.10% General Partner Interest, the MLP will own a 99.9% Limited Partner Interest and shall be admitted as a Limited Partner and Penn Octane Corporation shall no longer own any Partnership Interest and shall withdraw as a Limited Partner.

     Section  5.3     Additional Capital Contributions.  With the consent of the
                      --------------------------------
General Partner, any Limited Partner may, but shall not be obligated to, make additional Capital Contributions to the Partnership. Contemporaneously with the making of any Capital Contributions by a Limited Partner, in addition to those provided in Sections 5.1 and 5.2, the General Partner shall be obligated to make
            --------------------
an additional Capital Contribution to the Partnership in an amount equal to 0.10 divided by 99.9 times the amount of the additional Capital Contribution then made by such Limited Partner. Except as set forth in the immediately preceding sentence and in Article XII, the General Partner shall not be obligated to make
                 -----------
any  additional  Capital  Contributions  to  the  Partnership.

     Section  5.4     Interest and Withdrawal.  No interest shall be paid by the
                      -----------------------
Partnership on Capital Contributions. No Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of Section 17-502(b) of the Delaware Act.

     Section  5.5     Capital  Accounts.
                      -----------------

          (a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section
                                                                         -------
5.5(b)  and  allocated  with  respect  to  such Partnership Interest pursuant to
------
Section  6.1, and decreased by (x) the amount of cash or Net Agreed Value of all
------------
actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 5.5(b) and allocated with
                                               --------------
respect  to  such  Partnership  Interest  pursuant  to  Section  6.1.
                                                        ------------

          (b) For purposes of computing the amount of any item of income, gain, loss or deduction that is to be allocated pursuant to Article VI and is to
                                                            ----------
be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

               (i)     Solely  for purposes of this Section 5.5, the Partnership
                                                    -----------
shall be treated as owning directly its proportionate share (as determined by the General Partner) of all property owned by any OLP Subsidiary that is classified as a partnership for federal income tax purposes.

               (ii) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.
                             ------------

               (iii)     Except  as  otherwise  provided  in Treasury Regulation
Section 1.704-1(b)(2)(iv)(m), computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code that may be made by the Partnership and, as to those items described in
Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to
Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

               (iv) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

               (v) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section
                                                                         -------
5.5(d)  to  the  Carrying  Value  of  any  Partnership  property  subject  to
------
depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partner may adopt.

               (vi) If the Partnership's adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to
Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 6.1. Any restoration of such
                                           -----------
basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

          (c) A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

          (d)     (i)     In  accordance  with  Treasury  Regulation  Section
1.704-1(b)(2)(iv)(f), on an issuance of additional Partnership Interests for cash or Contributed Property, the Capital Accounts of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such

Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 6.1 in the same manner as any item of
                                   -----------
gain or loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Partnership Interests shall be determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, that the General Partner, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners at such time. The General Partner shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its discretion to be reasonable) to arrive at a fair market value for individual properties.

               (i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 6.1(c) in the same
                                                      --------------
manner as any item of gain or loss actually recognized during such period would have been allocated. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution that is not made pursuant to Section 12.4 or in the case of a deemed distribution, be determined
             ------------
and allocated in the same manner as that provided in Section 5.5(d)(i) or (B) in
                                                     ----------------
the  case  of a liquidating distribution pursuant to Section 12.4, be determined
                                                     ------------
and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

     Section 5.6     Loans from Partners.  Loans by a Partner to the Partnership
                     -------------------
shall not constitute Capital Contributions. If any Partner shall advance funds to the Partnership in excess of the amounts required hereunder to be contributed by it to the capital of the Partnership, the making of such excess advances shall not result in any increase in the amount of the Capital Account of such Partner. The amount of any such excess advances shall be a debt obligation of the Partnership to such Partner and shall be payable or collectible only out of the Partnership assets in accordance with the terms and conditions upon which such advances are made.

     Section  5.7     Issuances  of  Additional  Partnership  Securities.
                      --------------------------------------------------

          (a) The Partnership may issue additional Partnership Securities and options, rights, warrants and appreciation rights relating to the Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion. The issuance by the Partnership of Partnership Securities or rights, warrants or appreciation rights in respect thereof shall be deemed an amendment to this Agreement.

          (b) Each additional Partnership Security authorized to be issued by the Partnership pursuant to Section 5.7(a) may be issued in one or more
                                    ---------------
classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the General Partner in its sole discretion, including (i) the right to share Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions;
(iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may redeem such Partnership Security; (v) whether such Partnership Security is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which each Partnership Security will be issued, evidenced by certificates and assigned or transferred; and (vii) the right, if any, of the holder of each such Partnership Security to vote on Partnership matters, including matters relating to the relative designations, preferences, rights, powers and duties of such Partnership Security.

          (c) The General Partner is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with (i) each issuance of Partnership Securities and options, rights, warrants and appreciation rights relating to Partnership Securities pursuant to this Section
                                                                         -------
5.7,  (ii) the admission of Additional Limited Partners and (iii) all additional
---
issuances of Partnership Securities. The General Partner is further authorized and directed to specify the relative rights, powers and duties of the holders of the Partnership Interests or other Partnership Securities being so issued. The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems necessary or advisable in connection with any future issuance of Partnership Securities, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency.

     Section  5.8     Limited  Preemptive Rights.  Except as provided in Section
                      --------------------------                         -------
5.3,  no Person shall have preemptive, preferential or other similar rights with
---
respect to (a) additional Capital Contributions; (b) issuance or sale of any class or series of Partnership Interests, whether unissued, held in the treasury or hereafter created; (c) issuance of any obligations, evidences of indebtedness or other securities of the Partnership convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such Partnership Interests; (d) issuance of any right of subscription to or right to receive, or any warrant or option for the purchase of, any such Partnership Interests; or (e) issuance or sale of any other securities that may be issued or sold by the Partnership.

     Section  5.9     Fully  Paid  and  Non-Assessable Nature of Limited Partner
                      ----------------------------------------------------------
Interests.  All  Limited Partner Interests issued pursuant to, and in accordance
---------
with  the requirements of, this Article V shall be fully paid and non-assessable
                                ---------
Limited  Partner  Interests, except as such non-assessability may be affected by
Section  17-607  of  the  Delaware  Act.

                                   ARTICLE VI

                          ALLOCATIONS AND DISTRIBUTIONS

     Section  6.1     Allocations for Capital Account Purposes.  For purposes of
                      ----------------------------------------
maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Section 5.5(b)) shall be allocated among the
                                 ---------------
Partners  in  each  taxable  year (or portion thereof) as provided herein below.

          (a)     Net  Income.  After  giving  effect to the special allocations
                  -----------
set  forth  in Section 6.1(d), Net Income for each taxable year and all items of
               --------------
income, gain, loss and deduction taken into account in computing Net Income for such taxable year shall be allocated among the Partners as follows:

               (i) First, 100% to the General Partner, until the aggregate Net Income allocated to the General Partner pursuant to this Section 6.1(a)(i)
                                                               -----------------
for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to Section
                                                                         -------
6.1(b)(ii)  for  all  previous  taxable  years;
----------

               (ii) Second, 0.10% to the General Partner and 99.9% to the Limited Partners in accordance with their respective Percentage Interests.

          (b)     Net  Losses.  After  giving  effect to the special allocations
                  -----------
set forth in Section 6.1(d), Net Losses for each taxable period and all items of
             --------------
income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated among the Partners as follows:

               (i) First, 0.10% to the General Partner and 99.9% to the Limited Partners, in accordance with their respective Percentage Interests; provided, however, that Net Losses shall not be allocated to a Limited Partner pursuant to this Section 6.1(b)(i) to the extent that such allocation would
                    ------------------
cause a Limited Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in such Limited Partner's Adjusted Capital Account);

               (ii)     Second,  the  balance,  if  any,  100%  to  the  General
Partner.

          (c)     Net  Termination Gains and Losses.  After giving effect to the
                  ---------------------------------
special allocations set forth in Section 6.1(d), all items of income, gain, loss
                                 --------------
and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 6.1(c) shall be made after Capital Account
                          ---------------
balances have been adjusted by all other allocations provided under this Section
                                                                         -------
6.1  and  after  all  distributions of Available Cash provided under Section 6.4
---                                                                  -----------
have been made with respect to the taxable period ending on or before the Liquidation Date; provided, however, that solely for purposes of this Section
                                                                         -------
6.1(c),  Capital  Accounts shall not be adjusted for distributions made pursuant
------
to  Section  12.4.
    -------------

               (i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Gain shall be
                          ---------------
allocated among the Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

                    (A) First, to each Partner having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account; and

                    (B) Second, 0.10% to the General Partner and 99.9% to the Limited Partners, in accordance with their respective Percentage Interests.

               (ii) If a Net Termination Loss is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Loss shall be
                          ---------------
allocated  among  the  Partners  in  the  following  manner:

                    (A) First, to the General Partner and the Limited Partners in proportion to, and to the extent of, the positive balances in their respective Capital Accounts; and

                    (B)     Second,  the  balance,  if  any, 100% to the General
Partner.

          (d)     Special  Allocations.  Notwithstanding  any other provision of
                  --------------------
this  Section  6.1,  the  following  special  allocations shall be made for such
      ------------
taxable  period:

               (i)     Partnership Minimum Gain Chargeback.  Notwithstanding any
                       -----------------------------------
other  provision  of this Section 6.1, if there is a net decrease in Partnership
                          -----------
Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any
successor  provision.  For  purposes  of  this  Section  6.1(d),  each Partner's
                                                ---------------
Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d) with respect to such
                                             --------------
taxable  period  (other  than  an  allocation pursuant to Sections 6.1(d)(v) and
                                                          ----------------------
6.1(d)(vi)).  This  Section 6.1(d)(i) is intended to comply with the Partnership
-----------          ----------------
Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

               (ii)     Chargeback  of  Partner  Nonrecourse  Debt Minimum Gain.
                        -------------------------------------------------------
Notwithstanding  the  other  provisions  of this Section 6.1 (other than Section
                                                 -----------             -------
6.1(d)(i)),  except as provided in Treasury Regulation Section 1.704-2(i)(4), if
----------
there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 6.1(d), each Partner's
        --------------

Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d), other than Section
                                             ---------------             -------
6.1(d)(i)  and  other  than  an  allocation  pursuant  to Sections 6.1(d)(v) and
---------                                                 ----------------------
6.1(d)(vi),  with  respect  to  such  taxable period. This Section 6.1(d)(ii) is
----------                                                 ------------------
intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

               (iii)     Qualified  Income  Offset.  In  the  event  any Partner
                         -------------------------
unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5),
or 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under
Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section
                                                                         -------
6.1(d)(i)  or  (ii).
-------------------

               (iv)     Gross  Income Allocations.  In the event any Partner has
                        -------------------------
a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(d)(iv) shall
                                                        ------------------
be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if this Section 6.1(d)(iv) were
      ------------                                       ------------------
not  in  this  Agreement.

               (v)     Nonrecourse  Deductions.  Nonrecourse  Deductions for any
                       -----------------------
taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the other Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

               (vi)     Partner  Nonrecourse  Deductions.  Partner  Nonrecourse
                        --------------------------------
Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

               (vii)     Nonrecourse  Liabilities.  For  purposes  of  Treasury
                         ------------------------
Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of

Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

               (viii)     Code  Section  754  Adjustments.  To  the  extent  an
                          -------------------------------
adjustment  to  the  adjusted  tax  basis  of  any Partnership asset pursuant to
Section 734(b) or 743(c) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

               (ix)     Curative  Allocation.
                        --------------------

                    (A)     Notwithstanding  any other provision of this Section
                                                                         -------
6.1,  other  than  the  Required  Allocations, the Required Allocations shall be
---
taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1. Notwithstanding the preceding sentence, Required Allocations
      ------------
relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 6.1(d)(ix)(A) shall only be made with
                                 ----------------------
respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this
Section  6.1(d)(ix)(A) shall be deferred with respect to allocations pursuant to
----------------------
clauses (1) and (2) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

                    (B) The General Partner shall have reasonable discretion, with respect to each taxable period, to (1) apply the provisions of
Section  6.1(d)(ix)(A) in whatever order is most likely to minimize the economic
----------------------
distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 6.1(d)(ix)(A) among the Partners in a
                                   ---------------------
manner  that  is  likely  to  minimize  such  economic  distortions.

     Section  6.2     Allocations  for  Tax  Purposes.
                      -------------------------------

          (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1.
                                                  ------------

          (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

               (i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section
                                                                         -------
6.1.
---

               (ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 5.5(d)(i) or 5.5(d)(ii), and (2) second, in the
                       ---------------------------------
event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.2(b)(i)(A); and (B) any item
                                          --------------------
of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1.
                                                     ------------

               (iii) The General Partner shall apply the principles of Treasury Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.

          (c) For the proper administration of the Partnership and for the preservation of uniformity of the Units or other limited partner interests of the MLP (or any class or classes thereof), the General Partner shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Units or other limited partner interests of the MLP (or any class or classes thereof). The General Partner may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 6.2(c) only if such
                                                     --------------
conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Units or other limited partner interests of the MLP issued and outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.

          (d) The General Partner in its discretion may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership's common basis of such property, despite any inconsistency of such approach with Treasury Regulation Section 1.167(c)-l(a)(6) or any successor regulations thereto.

     If the General Partner determines that such reporting position cannot reasonably be taken, the General Partner may adopt depreciation and amortization conventions under which all purchasers acquiring limited partner interests of the MLP in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership's property. If the General Partner chooses not to utilize such aggregate method, the General Partner may use any other reasonable depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any limited partner interests of the MLP that would not have a material adverse effect on the Partners or the holders of any class or classes of limited partner interests of the MLP.

          (e) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this
Section 6.2, be characterized as Recapture Income in the same proportions and to
-----------
the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

          (f) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code that may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

          (g) The General Partner may adopt such methods of allocation of income, gain, loss or deduction between a transferor and a transferee of a Partnership Interest as it determines necessary or appropriate in its sole discretion, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

          (h) Allocations that would otherwise be made to a Partner under the provisions of this Article VI shall instead be made to the beneficial owner
                        ----------
of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with
Section  6031(c)  of  the  Code  or  any  other method acceptable to the General
Partner  in  its  sole  discretion.

     Section  6.3     Distributions.
                      -------------

          (a) Within 45 days following the end of each Quarter, an amount equal to 100% of Available Cash with respect to such Quarter shall, subject to
Section  17-607  of  the  Delaware  Act,  be distributed in accordance with this
Article  VI  by  the  Partnership  to  the  Partners  in  accordance  with their
-----------
respective Percentage Interests. The immediately preceding sentence shall not require any distribution of cash if and to the extent such distribution would be prohibited by applicable law or by any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which the Partnership is a party or by which it is bound or its assets are subject. All distributions required to be made under this Agreement shall be made subject to
Section  17-607  of  the  Delaware  Act.

          (b) In the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, other than from borrowings described in (a)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.
                                                                   ------------

          (c) The General Partner shall have the discretion to treat taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Partners, as a distribution of Available Cash to such Partners.

                                   ARTICLE VII

                      MANAGEMENT AND OPERATION OF BUSINESS

     Section  7.1     Management.
                      ----------

          (a) The General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner or Assignee shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3, shall have full power and authority to
                             -----------
do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in
                         -----------
Section  2.4,  including  the  following:
------------

               (i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into a Partnership Interest, and the incurring of any other obligations;

               (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

               (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 7.3);
                                                                 ------------

               (iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Partnership Group; subject to Section 7.6, the lending of funds to other Persons (including the MLP and any
   -----------
member of the Partnership Group); the repayment of obligations of the MLP or any member of the Partnership Group and the making of capital contributions to any member of the Partnership Group;

               (v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

               (vi)     the  distribution  of  Partnership  cash;

               (vii) the selection and dismissal of employees (including employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

               (viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners as it deems necessary or appropriate;

               (ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships subject to the restrictions set forth in Section 2.4;
                                                                    -----------

               (x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation; and

               (xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law.

          (b) Notwithstanding any other provision of this Agreement, the MLP Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and the Assignees and each other Person who may acquire an interest in the Partnership hereby (i) approves, ratifies and confirms the execution, delivery and performance by the parties thereto of this Agreement, the Omnibus Agreement, the Contribution Agreement and the other agreements and documents described in or filed as exhibits to the Registration Statement that are related to the transactions contemplated by the Registration Statement; (ii) agrees that the General Partner (on its own or through any officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause
(i) of this sentence, as applicable, and the other agreements, acts, transactions and matters described in or contemplated by the Registration Statement on behalf of the Partnership without any further act, approval or vote of the Partners or the Assignees or the other Persons who may acquire an interest in the Partnership; and (iii) agrees that the execution, delivery or performance by the General Partner, the MLP, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV), shall not
                                                          ----------
constitute  a breach
by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

     Section  7.2     Certificate  of  Limited Partnership.  The General Partner
                      ------------------------------------
has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 3.4(a), the General Partner shall not
                                   --------------
be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner or Assignee.

     Section  7.3     Restrictions  on  the  General  Partner's  Authority.
                      ----------------------------------------------------

          (a) The General Partner may not, without written approval of the specific act by the Limited Partners or by other written instrument executed and delivered by the Limited Partners subsequent to the date of this Agreement, take any action in contravention of this Agreement, including, except as otherwise provided in this Agreement, (i) committing any act that would make it impossible to carry on the ordinary business of the Partnership; (ii) possessing Partnership property, or assigning any rights in specific Partnership property, for other than a Partnership purpose; (iii) admitting a Person as a Partner;
(iv) amending this Agreement in any manner; or (v) transferring its General Partner Interest.

          (b)     Except  as  provided  in  Articles  XII  and  XIV, the General
                                            -----------------------
Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions (including by way of merger, consolidation or other combination) or approve on behalf of the Partnership the sale, exchange or other disposition of all or substantially all of the assets of the Partnership, without the approval of the Limited Partners; provided however that this provision shall not preclude or limit the General Partner's ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership and shall not apply to any forced sale of any or all of the assets of the Partnership pursuant to the foreclosure of, or other realization upon, any such encumbrance.

     Section  7.4     Reimbursement  of  the  General  Partner.
                      ----------------------------------------

          (a)     Except  as  provided in this Section 7.4 and elsewhere in this
                                               -----------
Agreement or in the Omnibus Agreement, the General Partner shall not be compensated for its services as General Partner or as general partner or managing member of any Group Member.

          (b) The General Partner shall be reimbursed on a monthly basis, or such other reasonable basis as the General Partner may determine in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus, incentive compensation and other amounts paid to any Person including Affiliates of the General Partner to perform services for the Partnership or for the General Partner in the discharge of its duties to the Partnership), and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership's business (including expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership in any reasonable manner determined by the General Partner in its sole discretion. Reimbursements pursuant to this Section 7.4
                                                                     -----------
shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7.
                               ------------

          (c)     Subject  to  Section  5.7,  the  General  Partner, in its sole
                               ------------
discretion and without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose and adopt on behalf of the Partnership employee benefit plans, employee programs and employee practices, or cause the Partnership to issue Partnership Interests in connection with or pursuant to any employee benefit plan, employee program or employee practice maintained or sponsored by the General Partner or any of its Affiliates, in each case for the benefit of employees of the General Partner, any Group Member or any Affiliate, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group. Expenses incurred by the General Partner in connection with any such plans, programs and practices shall be reimbursed in accordance with Section 7.4(b). Any and all obligations of the
                                 --------------
General Partner under any employee benefit plans, employee programs or employee practices adopted by the General Partner as permitted by this Section 7.4(c)
                                                                  --------------
shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Section 11.1 or
                                                                 ---------------
11.2  or  the transferee of or successor to all of the General Partner's General
----
Partner  Interest  pursuant  to  Section  4.2.
                                 ------------

     Section  7.5     Outside  Activities.
                      -------------------

          (a) After the Closing Date, the General Partner, for so long as it is the General Partner of the Partnership, (i) agrees that its sole business will be to act as the General Partner of the Partnership and a general partner or managing member, as the case may be, of any other partnership or limited liability company of which the Partnership is, directly or indirectly, a partner or member, and to undertake activities that are ancillary or related thereto, and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as general partner of the Partnership or one or more Group Members or as described in or contemplated by the Registration Statement or (B) the acquiring, owning or disposing of debt or equity securities in any Group Member.

          (b)     Except  as  specifically  restricted by Section 7.5(a) and the
                                                          --------------
Omnibus Agreement, each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by the MLP or any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of the MLP or any Group Member, and none of the same shall constitute a breach of this Agreement or any duty express or implied by law to the MLP or any Group Member or any Partner or Assignee. Neither the MLP nor any Group Member, any Limited Partner nor any other Person shall have any rights by virtue of this Agreement, the MLP Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee.

          (c)     Subject to the terms of Section 7.5(a), Section 7.5(b) and the
                                          --------------  -------------
Omnibus Agreement, but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitee (other than the General Partner) in accordance with the provisions of this
Section  7.5  is  hereby  approved  by the Partnership and all Partners, (ii) it
------------
shall be deemed not to be a breach of the General Partner's fiduciary duty or any other obligation of any type whatsoever of the General Partner for the Indemnitees (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership and (iii) except as set forth in the Omnibus Agreement, the Indemnitees shall have no obligation to present business opportunities to the Partnership.

          (d) The General Partner and any of its Affiliates may acquire Units or other MLP Securities in addition to those acquired on the Closing Date and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights relating to such Units or MLP Securities.

          (e)     The  term "Affiliates" when used in Section 7.5(a) and Section
                             ----------               --------------------------
7.5(d) with respect to the General Partner shall not include any Group Member or
------
any  Subsidiary  of  the  MLP  or  any  Group  Member.

          (f) Anything in this Agreement to the contrary notwithstanding, to the extent that provisions of Sections 7.7, 7.8, 7.9, 7.10 or other Sections of
                               ----------------------------
this Agreement purport or are interpreted to have the effect of restricting the fiduciary duties that might otherwise, as a result of Delaware or other applicable law, be owed by the General Partner to the Partnership and its Limited Partners, or to constitute a waiver or consent by the Limited Partners to any such restriction, such provisions shall be inapplicable and have no effect in determining whether the General Partner has complied with its fiduciary duties in connection with determinations made by it under this Section
                                                                         -------
7.5.
---

     Section 7.6     Loans from the General Partner; Loans or Contributions from
                     -----------------------------------------------------------
the  Partnership; Contracts with Affiliates; Certain Restrictions on the General
--------------------------------------------------------------------------------
Partner.
-------

          (a) The General Partner or any of its Affiliates may lend to the Partnership, the MLP or any Group Member, and the Partnership, the MLP or any Group Member may
borrow from the General Partner or any of its Affiliates, funds needed or desired by the MLP or the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable to the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arm's-length basis (without reference to the lending party's financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section
                                                                         -------
7.6(a)  and  Section 7.6(b), the term "Group Member" shall include any Affiliate
---------------------------
of  a  Group  Member  that  is  controlled  by  the  Group  Member.

          (b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions established in the sole discretion of the General Partner; provided, however, that the Partnership may not charge the Group Member interest at a rate less than the rate that would be charged to the Group Member (without reference to the General Partner's financial abilities or guarantees) by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the General Partner in its sole discretion and shall not create any right or benefit in favor of any Group Member or any other Person.

          (c) The General Partner may itself, or may enter into an agreement with the MLP General Partner or any of its Affiliates to, render services to a Group Member or to the General Partner in the discharge of its duties as general partner of the Partnership. Any services rendered to a Group Member by the General Partner, the MLP General Partner or any of their Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.6(c) shall be deemed satisfied as to (i) any
                          --------------
transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership Group than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership Group), is equitable to the Partnership Group. The provisions of Section 7.4 shall apply to the rendering of services described
                  -----------
in  this  Section  7.6(c).
          ---------------

          (d) The Partnership Group may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

          (e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 7.6(e) shall be deemed to be satisfied as to (i) the
          ---------------
transactions  effected  pursuant  to  Sections  5.2  and  5.3,  the Contribution
                                      -----------------------
Agreement and any other transactions described in or contemplated by the Registration Statement, (ii) any transaction approved by Special Approval, (iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties, or (iv) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership Group), is equitable to the Partnership.

          (f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

          (g)     Without  limitation  of  Sections  7.6(a)  through 7.6(f), and
                                           --------------------------------
notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the Registration Statement are hereby approved by all Partners.

     Section  7.7     Indemnification.
                      ---------------

          (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or (in the case of a Person other than the General Partner) not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, no indemnification pursuant to this Section 7.7
                                                                     -----------
shall be available to the General Partner with respect to its obligations incurred pursuant to the Underwriting Agreement or the Contribution Agreement (other than obligations incurred by the General Partner on behalf of the Partnership). The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section
                                                                         -------
7.7  shall  be  made  only out of the assets of the Partnership, it being agreed
---
that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

          (b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 7.7(a) in defending any claim, demand, action, suit or proceeding
    ---------------
shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.7.
                                       ------------

          (c)     The  indemnification  provided by this Section 7.7 shall be in
                                                         -----------
addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, both as to actions in the Indemnitee's capacity as an Indemnitee and as to actions in any other capacity (including any capacity under the Underwriting Agreement), and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

          (d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner, its Affiliates and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership's activities or such Person's activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

          (e)     For  purposes  of  this  Section 7.7, the Partnership shall be
                                           -----------
deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 7.7(a); and action taken
                                                --------------
or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in, or not opposed to, the best interests of the Partnership.

          (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

          (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the
                       -----------
transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

          (h)     The  provisions of this Section 7.7 are for the benefit of the
                                          -----------
Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

          (i)     No  amendment,  modification  or repeal of this Section 7.7 or
                                                                  -----------
any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect
                                                      ------------
immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     Section  7.8     Liability  of  Indemnitees.
                      --------------------------

          (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Units or other MLP Securities, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

          (b) Subject to its obligations and duties as General Partner set forth in Section 7.1(a), the General Partner may exercise any of the powers
           ---------------
granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

          (c) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, the General Partner and any other Indemnitee acting in connection with the Partnership's business or affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict or otherwise modify the duties and liabilities of an Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Indemnitee.

          (d)     Any  amendment,  modification or repeal of this Section 7.8 or
                                                                  -----------
any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership, the Limited Partners, the General Partner, and the Partnership's and General Partner's directors, officers and employees under this Section 7.8 as in effect immediately prior to such
                             ------------
amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

     Section  7.9     Resolution  of  Conflicts  of  Interest.
                      ---------------------------------------

          (a) Unless otherwise expressly provided in this Agreement or the MLP Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, the MLP, any Partner or any Assignee, on the other, any resolution or course of action by the General Partner or its Affiliates in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of the MLP Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of such resolution and the General Partner may also adopt a resolution or course of action that has not received Special Approval. Any Special Approval shall be subject to the presumption that, in making its decision, the Conflicts Committee acted on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the Partnership and the MLP and, in any proceeding brought by any Limited Partner or by or on behalf of such Limited Partner or any other Limited Partners or the Partnership challenging such approval, the Person bringing or prosecuting such proceeding shall have the burden of overcoming such presumption. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval,
(ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The General Partner may also adopt a resolution or course of action that has not received Special Approval. The General Partner shall be authorized in connection with its determination of what is "fair and reasonable" to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the General Partner determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. In any proceeding brought by any Limited Partner or by or on behalf of such Limited Partner or any other Limited Partners or the Partnership alleging that such a resolution by the General Partner is not fair to the Partnership, such Limited Partner shall have the burden of proof of overcoming such conclusion. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner to consider the interests of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation.

          (b) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision (i) in its "sole discretion" or "discretion," that it deems "necessary or appropriate" or "necessary or advisable" or under a grant of similar authority or latitude, except as otherwise provided herein, the General Partner or such Affiliate shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership, the MLP, any Limited Partner or any Assignee, (ii) it may make such decision in its sole discretion (regardless of whether there is a reference to "sole discretion" or "discretion") unless another express standard is provided for, or (iii) in "good faith" or under another express standard, the General Partner or such Affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, the MLP Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation. In addition, any actions taken by the General Partner or such Affiliate consistent with the standards of "reasonable discretion" set forth in the definition of Available Cash shall not constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners. The General Partner shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business. No borrowing by any Group Member or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to (A) enable distributions to the General Partner or its Affiliates to exceed 0.10% of the total amount distributed to all Partners or (B) hasten the expiration of the Subordination Period or the conversion of any Subordinated Units into Common Units.

          (c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be "fair and reasonable" to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

          (d) The Limited Partner hereby authorizes the General Partner, on behalf of the Partnership as a partner or member of a Group Member, to approve of actions by the general partner or managing member of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.
          ------------

     Section  7.10     Other  Matters  Concerning  the  General  Partner.
                       -------------------------------------------------

          (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

          (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership.

          (d) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited, to the extent permitted by law, as required to permit the General Partner to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner to be in, or not inconsistent with, the best interests of the Partnership.

     Section  7.11     Reliance  by  Third Parties.  Notwithstanding anything to
                       ---------------------------
the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the General Partner authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of the Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                  ARTICLE VIII

                          BOOKS, RECORDS AND ACCOUNTING

     Section  8.1     Records and Accounting.  The General Partner shall keep or
                      ----------------------
cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a). Any books and records maintained by or
                          --------------
on behalf of the Partnership in the regular course of its business, including books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

     Section 8.2     Fiscal Year.  The fiscal year of the Partnership shall be a
                     -----------
fiscal  year  ending  December  31.

                                   ARTICLE IX

                                   TAX MATTERS

     Section  9.1     Tax Returns and Information.  The Partnership shall timely
                      ---------------------------
file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. The tax information reasonably required by the Partners for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days of the close of the calendar year in which the Partnership's taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

     Section  9.2     Tax  Elections.
                      --------------

          (a) To the extent applicable for federal income tax purposes, the Partnership shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the General Partner's determination that such revocation is in the best interests of the Limited Partners.

          (b) To the extent applicable for federal income tax purposes, the Partnership shall elect to deduct expenses incurred in organizing the Partnership ratably over a sixty-month period as provided in Section 709 of the Code.

          (c) Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

     Section  9.3     Tax  Controversies.  Subject to the provisions hereof, the
                      ------------------
General Partner is designated as the Tax Matters Partner (as defined in the Code) and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

     Section  9.4     Withholding.  Notwithstanding  any other provision of this
                      -----------
Agreement, the General Partner is authorized to take any action that it determines in its discretion to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state or local law including, without limitation, pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or Assignee (including, without limitation, by reason of Section 1446 of the Code), the amount withheld may at the discretion of the General Partner be treated by the Partnership as a distribution of cash pursuant to
Section 6.3 in the amount of such withholding from such Partner.
-----------

                                    ARTICLE X

                              ADMISSION OF PARTNERS

     Section  10.1     Admission  of Partners.  As a result of  the consummation
                       ----------------------
of  the  transfers and conveyances described in Section 5.2, the General Partner
                                                -----------
shall be the sole General Partner of the Partnership and the MLP shall be the sole Limited Lartner of the Partnership.

     Section  10.2     Admission of Substituted Limited Partner.  By transfer of
                       ----------------------------------------
a  Limited  Partner Interest in accordance with Article IV, the transferor shall
                                                ----------
be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Limited Partner Interest shall, however, only have the authority to convey to a purchaser or other transferee (a) the right to negotiate such Limited Partner Interest to a purchaser or other transferee and (b) the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Limited Partner Interests. Each transferee of a Limited Partner Interest shall be an Assignee and be deemed to have applied to become a Substituted Limited Partner with respect to the Limited Partner Interests so transferred to such Person. Such Assignee shall become a Substituted Limited Partner (x) at such time as the General Partner consents thereto, which consent may be given or withheld in the General Partner's discretion, and (y) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall remain an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Limited Partner Interests that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Limited Partner Interests on any matter, vote such Limited Partner Interests at the written direction of the Assignee. If no such written direction is received, such Partnership Interests will not be voted. An Assignee shall have no other rights of a Limited Partner.

     Section  10.3     Admission  of  Additional  Limited  Partners.
                       --------------------------------------------

          (a) A Person (other than the General Partner, the MLP or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner:

               (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 2.6, and
                                       ------------

               (ii) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person's admission as an Additional Limited Partner.

          (b)     Notwithstanding anything to the contrary in this Section 10.3,
                                                                   ------------
no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the General Partner to such admission.

     Section  10.4     Admission  of Successor or Transferee General Partner.  A
                       -----------------------------------------------------
successor  General  Partner  approved  pursuant  to  Section 11.1 or 11.2 or the
                                                     --------------------
transferee  of or successor to all
of  the  General  Partner's  Partnership Interest pursuant to Section 4.2 who is
                                                              -----------
proposed to be admitted as a successor General Partner shall, subject to compliance with the terms of Section 11.3, if applicable, be admitted to the
                                 ------------
Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner pursuant to Section 11.1 or 11.2 or the transfer of the General Partner Interest
            --------------------
pursuant  to  Section  4.2,  provided,  however, that no such successor shall be
              ------------
admitted to the Partnership until compliance with the terms of Section 4.2 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the members of the Partnership Group without dissolution.

     Section  10.5     Amendment  of  Agreement  and  Certificate  of  Limited
                       -------------------------------------------------------
Partnership.  To  effect  the  admission  to the Partnership of any Partner, the
-----------
General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the General Partner may for this purpose, among others, exercise the power of attorney granted pursuant to Section 2.6.
    ------------

                                   ARTICLE XI

                        WITHDRAWAL OR REMOVAL OF PARTNERS

     Section  11.1     Withdrawal  of  the  General  Partner.
                       -------------------------------------

          (a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an "Event of Withdrawal");

               (i) The General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners;

               (ii) The General Partner transfers all of its rights as General Partner pursuant to Section 4.2;
                                ------------

               (iii)     The  General  Partner  is  removed  pursuant to Section
                                                                         -------
11.2;
----

               (iv) The General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this
Section  11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment
--------------------
of a trustee (but not a debtor-in-possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

               (v) A final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

               (vi) (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) in the event the General Partner is a partnership or limited liability company, the dissolution and commencement of winding up of the General Partner; (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner. If an Event of Withdrawal specified in Section 11.1(a)(iv), (v) or
                                                     ---------------------------
(vi)(A),  (B),  (C)  or  (E)  occurs, the withdrawing General Partner shall give
----------------------------
notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this
Section  11.1  shall  result  in  the withdrawal of the General Partner from the
-------------
Partnership.

          (b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) at any time during the period beginning on the Closing Date and ending at 12:00 midnight, Eastern Time, on October 31, 2008, the General Partner voluntarily withdraws by giving at least 90 days' advance notice of its intention to withdraw to the Limited Partners; provided that prior to the effective date of such withdrawal, the withdrawal is approved by the Limited Partners and the General Partner delivers to the Partnership an Opinion of Counsel ("Withdrawal Opinion of Counsel") that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or of the limited partners of the MLP or cause the Partnership or the MLP to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such);
(ii) at any time after 12:00 midnight, Eastern Standard Time, on October 31, 2008, the General Partner voluntarily withdraws by giving at least 90 days' advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; (iii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or (iii). If the
                                            ----------------------------
General  Partner  gives  a  notice  of withdrawal pursuant to Section 11.1(a)(i)
                                                              ------------------
hereof, the Limited Partners may, prior to the effective date of such withdrawal, elect a successor General Partner. If, prior to the effective date of the General Partner's withdrawal, a successor is not selected by the Limited Partners as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with
Section 12.1. Any successor General Partner elected in accordance with the terms
------------
of  this  Section  11.1  shall  be  subject  to  the provisions of Section 10.3.
          -------------                                            ------------

     Section  11.2     Removal  of the General Partner.  The General Partner may
                       -------------------------------
be removed by the MLP. Upon the removal of the General Partner by the MLP, the MLP shall elect a successor general partner for the Partnership. The admission of any such successor General Partner to the Partnership shall be subject to the provisions of Section 10.3.
                -------------

     Section  11.3     Interest  of  Departing  Partner.
                       --------------------------------

          (a) The Partnership Interest of the Departing Partner departing as a result of withdrawal or removal pursuant to Section 11.1 or 11.2 shall be
                                                   --------------------
purchased by the successor to the Departing Partner for an amount in cash equal to the fair market value of such Partnership Interest, such amount to be determined and payable as of the effective date of the Departing Partner's departure. Such purchase shall be a condition to the admission to the Partnership of the successor as the General Partner. Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the effective date of the withdrawal or removal of the Departing Partner.

     For  purposes  of  this  Section  11.3(a),  the  fair  market  value of the
                              ----------------
Departing Partner's General Partner Interest shall be determined by agreement between the Departing Partner and its successor or, failing agreement within 30 days after the effective date of such Departing Partner's departure, by an independent investment banking firm or other independent expert selected by the Departing Partner and its successor, which, in turn, may rely on other experts, and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing Partner shall designate an independent investment banking firm or other independent expert, the Departing Partner's successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the General Partner Interest of the Departing Partner. In making its determination, such third independent investment banking firm or other independent expert may consider the value of the Partnership's assets, the rights and obligations of the Departing Partner and other factors it may deem relevant.

          (b) The Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to Section 7.4, including any
                                                      -----------
employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by such Departing Partner for the benefit of the Partnership.

     Section  11.4     Withdrawal  of  a  Limited  Partner.  Without  the  prior
                       -----------------------------------
written consent of the General Partner, which may be granted or withheld in its sole discretion, and except as provided in Section 10.1, no Limited Partner
                                                ------------
shall  have  the  right  to  withdraw  from  the  Partnership.

                                   ARTICLE XII

                           DISSOLUTION AND LIQUIDATION

     Section  12.1     Dissolution.  The  Partnership  shall not be dissolved by
                       -----------
the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 11.1 or 11.2, the
                                                       --------------------
Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 12.2) its affairs shall be wound up, upon:
              -------------

          (a)     an  Event  of Withdrawal of the General Partner as provided in
Section  11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected
----------------             -------------------
and an Opinion of Counsel is received as provided in Section 11.1(b) or 11.2 and
                                                     -----------------------
such  successor  is  admitted  to  the  Partnership  pursuant  to  Section 10.4;
                                                                   ------------

          (b) an election to dissolve the Partnership by the General Partner that is approved by all of the Limited Partners;

          (c) the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act;

          (d) the sale of all or substantially all of the assets and properties of the Partnership Group; or

          (e)     the  dissolution  of  the  MLP.

     Section  12.2     Continuation  of  the  Business  of the Partnership After
                       ---------------------------------------------------------
Dissolution.  Upon  dissolution  of  the  Partnership  following  an  Event  of
-----------
Withdrawal caused by the withdrawal or removal of the General Partner as provided in Section 11.1(a)(i) or (iii) and the failure of the Partners to
              ------------------------------
select  a  successor to such Departing Partner pursuant to Section 11.1 or 11.2,
    -                                                      --------------------
then  within  90  days  thereafter,  all  of  the  Limited Partners may elect to reconstitute the Partnership and continue its business on the same terms and conditions set forth in this Agreement by forming a new limited partnership on terms identical to those set forth in this Agreement and having as a general partner a Person approved by a majority in interest of the Limited Partners. In addition, upon dissolution of the Partnership pursuant to Section 12.1(e), if
                                                             ---------------
the  MLP  is  reconstituted  pursuant  to Section 12.2 of the MLP Agreement, the
                                          ------------
reconstituted MLP may, within 180 days after such event of dissolution, acting alone, regardless of whether there are any other Limited Partners, elect to reconstitute the Partnership in accordance with the immediately preceding sentence. Upon any such election by the Limited Partners or the MLP, as the case may be, all Partners shall be bound thereby and shall be deemed to have approved same. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

          (a) the reconstituted Partnership shall continue unless earlier dissolved in accordance with this Article XII;
                                       ------------

          (b) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be purchased by the successor General Partner; and

          (c) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into and, as necessary, to file, a new partnership agreement and certificate of limited partnership, and the successor General Partner may for this purpose exercise the powers of attorney granted the General Partner pursuant to Section 2.6; provided, that the
                                                 -----------
right to approve a successor General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of the Limited Partners or any limited partner of the MLP and (y) neither the Partnership, the reconstituted limited partnership, the MLP nor any Group Member would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of such right to continue.

     Section  12.3     Liquidator.  Upon  dissolution of the Partnership, unless
                       ----------
the Partnership is continued under an election to reconstitute and continue the Partnership pursuant to Section 12.2, the General Partner shall select one or
                           ------------
more Persons to act as Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by a majority of the Limited Partners. The Liquidator (if other than the General Partner) shall agree not to resign at any time without 15 days' prior notice and may be removed at any time, with or without cause, by notice of removal approved by a majority in interest of the Limited Partners. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by at least a majority in interest of the Limited Partners. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII,
                                                                    -----------
the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3(b)) to the extent necessary or desirable in the good
                --------------
faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

     Section  12.4     Liquidation.  The  Liquidator shall proceed to dispose of
                       -----------
the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to Section 17-804 of the Delaware Act and the following:

          (a)     Disposition  of  Assets.  The  assets  may  be  disposed of by
                  -----------------------
public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair
                         ---------------
market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The Liquidator may, in its absolute discretion, defer liquidation or distribution of the Partnership's assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership's assets would be impractical or would cause undue loss to the Partners. The Liquidator may, in its absolute discretion, distribute the Partnership's assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

          (b)     Discharge  of  Liabilities.  Liabilities  of  the  Partnership
                  --------------------------
include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 12.3) and amounts owed to Partners
                                      ------------
otherwise  than  in respect of their distribution rights under Article VI.  With
                                                               ----------
respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

          (c)     Liquidation Distributions. All property and all cash in excess
                  -------------------------
of  that  required to discharge liabilities as provided in Section 12.4(b) shall
                                                           ---------------
be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 12.4(c)) for the taxable year
                                           ---------------
of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

     Section  12.5     Cancellation of Certificate of Limited Partnership.  Upon
                       --------------------------------------------------
the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the
    -------------
Partnership shall be terminated and the Certificate of Limited Partnership, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware, shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

     Section 12.6     Return of Contributions.  The General Partner shall not be
                      -----------------------
personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

     Section  12.7     Waiver  of Partition.  To the maximum extent permitted by
                       --------------------
law, each Partner hereby waives any right to partition of the Partnership property.

     Section  12.8     Capital  Account  Restoration.  No  Limited Partner shall
                       -----------------------------
have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

                                  ARTICLE XIII

                       AMENDMENT OF PARTNERSHIP AGREEMENT

     Section  13.1     Amendment  to  be  Adopted Solely by the General Partner.
                       --------------------------------------------------------
Each Partner agrees that the General Partner, without the approval of any Partner or Assignee, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

          (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

          (b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

          (c) a change that, in the sole discretion of the General Partner, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that no Group Member will be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes;

          (d) a change that, in the discretion of the General Partner, (i) does not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect, (ii) is necessary or advisable to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of limited partner interests of the MLP (including the division of any class or classes of outstanding limited partner interests of the MLP into different classes to facilitate uniformity of tax consequences within such classes of limited partner interests of the MLP) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which such limited partner interests are or will be listed for trading, compliance with any of which the General Partner determines in its discretion to be in the best interests of the MLP and the limited partners of the MLP, (iii) is required to effect the intent expressed in the Registration Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement or (iv) is required to conform the provisions of this Agreement with the provisions of the MLP Agreement as the provisions of the MLP Agreement may be amended, supplemented or restated from time to time;

          (e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the discretion of the General Partner, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the General Partner shall so determine, a change in the definition of "Quarter" and the dates on which distributions are to be made by the Partnership;

          (f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, or the General Partner or its members, directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

          (g) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

          (h) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;
                                                   -------------

          (i) an amendment that, in the discretion of the General Partner, is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;
                               ------------

          (j)     a  merger  or  conveyance  pursuant  to  Section  14.3(d);  or
                                                           ----------------

          (k)     any  other  amendments substantially similar to the foregoing.

     Section  13.2     Amendment  Procedures.  Except with respect to amendments
                       ---------------------
of the type described in Section 13.1, all amendments to this Agreement shall be
                         ------------
made in accordance with the following requirements: Amendments to this Agreement may be proposed only by or with the consent of the General Partner, which consent may be given or withheld in its sole discretion. A proposed amendment shall be effective upon its approval by the Limited Partners.

                                   ARTICLE XIV

                                     MERGER

     Section  14.1     Authority.  The Partnership may merge or consolidate with
                       ---------
one or more corporations, limited liability companies, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership or limited partnership, formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation ("Merger
                                                                          ------
Agreement")  in  accordance  with  this  Article  XIV.
   ------                                ------------

     Section  14.2     Procedure  for  Merger  or  Consolidation.  Merger  or
                       -----------------------------------------
consolidation of the Partnership pursuant to this Article XIV requires the prior
                                                  -----------
approval of the General Partner. If the General Partner shall determine, in the exercise of its discretion, to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

          (a) the names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

          (b) the name and jurisdiction of formation or organization of the business entity that is to survive the proposed merger or consolidation (the "Surviving Business Entity");
 ---------------------------

          (c) the terms and conditions of the proposed merger or consolidation;

          (d) the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) that the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

          (e) a statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

          (f) the effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date
                                                    ------------
specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be fixed no later than the time of the filing of the certificate of merger and stated therein); and

          (g) such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the General Partner.

     Section  14.3     Approval  by Limited Partners of Merger or Consolidation.
                       --------------------------------------------------------

          (a)     Except  as  provided  in Section 14.3(d), the General Partner,
                                           ---------------
upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of the Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement shall
                 ------------
be included in or enclosed with the notice of a special meeting or the written consent.

          (b)     Except  as  provided  in Section 14.3(d), the Merger Agreement
                                           ---------------
shall be approved upon receiving the affirmative vote or consent of the Limited Partners.

          (c)     Except  as provided in Section 14.3(d), after such approval by
                                         ---------------
vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 14.4, the merger or consolidation
                                       ------------
may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

          (d)     Notwithstanding anything else contained in this Article XIV or
                                                                  -----------
in this Agreement, the General Partner is permitted, in its discretion, without Limited Partner approval, to merge the Partnership or any Group Member into, or convey all of the Partnership's assets to, another limited liability entity that shall be newly formed and shall have no assets, liabilities or operations at the time of such Merger other than those it receives from the Partnership or other Group Member if (i) the General Partner has received an Opinion of Counsel that the merger or conveyance, as the case may be, would not result in the loss of the limited liability of any Limited Partner or any limited partner in the MLP or cause the Partnership or the MLP to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such), (ii) the sole purpose of such merger or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity and (iii) the governing instruments of the new entity provide the Limited Partners and the General Partner with substantially the same rights and obligations as are herein contained.

     Section  14.4     Certificate of Merger.  Upon the required approval by the
                       ---------------------
General Partner and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

     Section  14.5     Effect  of  Merger.
                       ------------------

          (a)     At  the  effective  time  of  the  certificate  of  merger:

               (i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

               (ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

               (iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

               (iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

          (b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another.

                                   ARTICLE XV

                               GENERAL PROVISIONS

     Section  15.1     Addresses  and  Notices.  Any  notice,  demand,  request,
                       -----------------------
report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address appearing on the books and records of the Partnership. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3. The
                                                               -----------
General Partner may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

     Section 15.2     Further Action.  The parties shall execute and deliver all
                      --------------
documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

     Section  15.3     Binding Effect.  This Agreement shall be binding upon and
                       --------------
inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     Section  15.4     Integration.  This  Agreement  constitutes  the  entire
                       -----------
agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

     Section 15.5     Creditors.  None of the provisions of this Agreement shall
                      ---------
be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     Section 15.6     Waiver.  No failure by any party to insist upon the strict
                      ------
performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any breach of any other covenant, duty, agreement or condition.

     Section  15.7     Counterparts.  This  Agreement  may  be  executed  in
                       ------------
counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto, independently of the signature of any other party.

     Section  15.8     Applicable  Law.  This  Agreement  shall  be construed in
                       ---------------
accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

     Section  15.9     Invalidity  of  Provisions.  If  any  provision  of  this
                       --------------------------
Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     Section  15.10     Consent  of  Partners.  Each  Partner  hereby  expressly
                        ---------------------
consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                          GENERAL PARTNER:

                                          RIO VISTA OPERATING GP LLC

                                          By:  Rio Vista Energy Partners, L.P.
                                               its Managing Member

                                               By:  Rio Vista GP LLC
                                               Its: General Partner


                                          By:  /s/ Richard Shore, Jr.
                                               -------------------------
                                                   Richard Shore, Jr.,
                                                   President

                                          LIMITED PARTNERS:

                                          PENN OCTANE CORPORATION

                                          By:  /s/ Richard Shore, Jr.
                                               -------------------------
                                                   Richard Shore, Jr.,
                                                   President

                                          UPON CONSUMMATION OF THE TRANSACTIONS
                                          CONTEMPLATED UNDER SECTION 5.2 OF THIS
                                          AGREEMENT:

                                          RIO VISTA ENERGY PARTNERS L.P.

                                          By: Rio Vista GP LLC
                                          Its General Partner


                                          By:  /s/ Richard Shore, Jr.
                                               -------------------------
                                                   Richard Shore, Jr.,
                                                   President